[SHIP LOGO VANGUARD(R)]
VANGUARD(R) U.S. VALUE FUND
Supplement to the Prospectus Dated January 26, 2007

Important Change to Vanguard U.S. Value Fund

New Manager Joins Investment Advisory Team
The board of trustees of Vanguard U.S. Value Fund has added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund's investment advisory team. Effective immediately, AXA Rosenberg will manage approximately half of the Fund's assets.

AXA Rosenberg and Grantham, Mayo, Van Otterloo & Co. LLC (GMO), the Fund's original investment advisor, independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective and Primary Risks
The Fund's investment objective and primary risks will not change.

Prospectus Text Changes The prospectus is revised as follows:

In the Fund Profile section, under "Primary Investment Strategies," the following text is added at the end of the paragraph:

The Fund uses multiple investment advisors.

In the Fund Profile section, under "Fees and Expenses," the text and table are replaced with the following:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a change to the Fund's advisory structure.

Shareholder Fees
(Fees paid directly from your investment)
------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                  None
------------------------------------------------------------------------------
Purchase Fee                                                              None
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Sales Charge (Load) Imposed on Reinvested Dividends                       None
------------------------------------------------------------------------------
Redemption Fee                                                            None
------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
------------------------------------------------------------------------------
Management Expenses                                                      0.40%
------------------------------------------------------------------------------
12b-1 Distribution Fee                                                   None
------------------------------------------------------------------------------
Other Expenses                                                           0.03%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.43%


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your shares at the end of the given period.

---------------------------------------------------------------------
1 Year     3 Years     5 Years    10 Years
---------------------------------------------------------------------
 $44         $138        $241        $542
---------------------------------------------------------------------

This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

In the Fund Profile section, under "Additional Information," the category for "Investment Advisor" is renamed "Investment Advisors," and the following is added:

-        AXA Rosenberg Investment Management LLC, Orinda, Calif., since 2007


In the More on the Fund section, under "Security Selection," the current text is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

The advisors employ active investment management methods, which means that securities are bought and sold according to the advisors' evaluation of companies and their financial prospects, the prices of the securities, and the stock market and economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Grantham, Mayo, Van Otterloo & Co. LLC (GMO), which manages approximately 49% of the Fund's assets, seeks out companies whose stocks it considers to be undervalued. These are generally stocks that are out of favor with investors and currently trading at prices that, the advisor feels, are below what the stocks are worth in relation to the fundamental value of the underlying companies. These stocks typically--but not always--have lower-than-average price/earnings (P/E) ratios, and higher-than-average dividend yields. GMO invests in large- and mid-cap stocks.

AXA Rosenberg Investment Management LLC (AXA Rosenberg), which manages approximately 49% of the Fund's assets, constructs a portfolio of common stocks based on fundamental analysis using a two-part quantitative model: a valuation model and an earnings forecast model. The valuation model seeks to identify the fair value of a stock using a sum-of-the-parts technique. The sum of a company's parts is then compared to the current stock price to determine whether the stock appears to be under- or over-valued by the market. The earnings forecast model seeks to identify companies that are expected to have superior, year-ahead earnings. A mix of fundamental indicators (e.g., profitability measures) and indicators from market participants (e.g., analyst forecasts) is combined to generate a forecast of next year's earnings for a company. The output of the two models is combined to form a single predicted return for each company that AXA

Rosenberg covers. The predicted returns are fed into a risk model that maximizes the portfolio's expected return while minimizing common factor differences versus the benchmark index. Each stock is compared with its next-best alternative, taking into account round-trip trading costs. AXA Rosenberg optimizes its portfolio against the Russell 3000 Value Index, the benchmark for the Fund.

The Vanguard Group (Vanguard) manages a small portion (approximately 2%) of the Fund's assets to facilitate cash flows to and from the Fund's advisors. Vanguard typically invests its portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds. For more details, see "Other Investment Policies and Risks."

The Fund is generally managed without regard to tax ramifications.

In the Other Investment Policies and Risks section, the following text is added:

Vanguard typically invests a small portion of the Fund's assets in stock index futures and/or shares of exchange-traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. Stock index futures and ETFs provide returns similar to those of common stocks. Vanguard may purchase futures or ETFs when doing so will reduce the Fund's transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from investing Fund assets in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

The Investment Advisor section is renamed "Investment Advisors," and the text is replaced with the following:

The Fund uses a multimanager approach. Each advisor independently manages a separate portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the board of trustees. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, is an investment advisory firm founded in 1977. As of March 31, 2007, GMO managed approximately $144 billion in assets.

- AXA Rosenberg Investment Management LLC, 4 Orinda Way, Building E, Orinda, CA 94563, is an investment advisory firm founded in 1985. As of April 30, 2007, AXA Rosenberg managed approximately $120 billion in assets.

The Fund pays each of its investment advisors on a quarterly basis.

For the fiscal year ended September 30, 2006, the advisory fee for GMO represented an effective annual rate of 0.225% of the Fund's average net assets before a performance-based decrease of 0.09%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the Fund's most recent annual report to shareholders covering the fiscal year that ends on September 30 each year.


Plain Talk About The Fund's Portfolio Managers

The managers primarily responsible for the day-to-day management of the Fund are:

Sam Wilderman, CFA, Partner and Director of U.S. equity management at GMO. He has worked in investment management with GMO since 1996 and has managed assets of the Fund since 2006. Education: B.A., Yale University.

William E. Ricks, Americas Chief Executive and Chief Investment Officer at AXA Rosenberg. He has worked in investment management with AXA Rosenberg since 1989 and has managed a portion of the Fund since June 2007. Education: B.S., University of New Orleans; Ph.D., University of California, Berkeley.

The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

(C) The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                        PS124 062007


                                                       [SHIP LOGO  VANGUARD(R)]


VANGUARD(R) MALVERN FUNDS

Supplement to the Statement of Additional Information Dated January 26, 2007

Vanguard U.S. Value Fund Adds a New Investment Advisor

The board of trustees of Vanguard U.S. Value Fund has added AXA Rosenberg Investment Management LLC (AXA Rosenberg) to the Fund's investment advisory team. Effective immediately, AXA Rosenberg will manage approximately half of the Fund's assets. AXA Rosenberg and Grantham, Mayo, Van Otterloo & Co. LLC, the Fund's original investment advisor, independently select and maintain separate portfolios of common stocks for the Fund. The Fund's board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Statement of Additional Information Text Changes for Vanguard U.S. Value Fund

Under the heading "Investment Advisory Services," the following text changes are made.

The following text replaces similar text on page B-35:

The Trust currently uses four investment advisors:
- Mellon Capital Management Corporation, 595 Market Street, Suite 3000, San Francisco, CA 94105, provides investment advisory services for the Asset Allocation Fund.
- Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, provides investment advisory services for the Capital Value Fund.
- Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110, provides investment advisory services for a portion of the U.S. Value Fund.
- AXA Rosenberg Investment Management LLC, 4 Orinda Way, Building E, Orinda, CA 94563, provides investment advisory services for a portion of the U.S. Value Fund.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm's-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund's board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the fund and the advisory firm, not between the fund and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm's compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended September 30, 2006 (April 30, 2007, for AXA Rosenberg Investment Management).

The following text replaces the first four paragraphs under the heading "II. U.S. Value Fund" on page B-37:

Vanguard U.S. Value Fund uses a multimanager approach. The Fund has entered into investment advisory agreements with its advisors to manage the investment and reinvestment of the portion of the U.S. Value Fund's assets that the Fund's board of trustees determines to assign to the advisor (hereafter referred to as each Portfolio). In this capacity, each advisor continuously reviews, supervises, and administers the Portfolio's investment program. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard's Portfolio Review Group and the officers and trustees of the Fund. Vanguard's Portfolio Review Group is responsible for recommending changes in a fund's advisory arrangements to the fund's board of trustees, including changes in the amount of assets allocated to each advisor, and whether to hire, terminate, or replace an advisor.

The Fund pays each advisor, at the end of each of the Fund's fiscal quarters, a basic fee calculated by applying a quarterly rate, based on certain annual percentage rates, to the average daily net assets of the advisor's Portfolio for the quarter. The basic fee will be increased or decreased by applying a performance fee adjustment based on the investment performance of the Portfolio relative to the investment performance of the Russell 3000 Value Index (the Index). The investment performance of each Portfolio will be based on its cumulative return over a trailing 36-month period ending with the applicable quarter, compared with the cumulative total return of the Index for the same period.

During the fiscal years ended September 30, 2004, 2005, and 2006, the U.S. Value Fund incurred approximately $1,014,000 (before a performance-based increase of $419,000), $1,467,000 (before a performance-based decrease of $6,000), and $2,469,000 (before a performance-based decrease of $1,004,000), respectively, for investment advisory services.

1. Grantham, Mayo, Van Otterloo & Co. LLC

Grantham, Mayo, Van Otterloo & Co. LLC (GMO) is a privately held investment firm that was founded in 1977 and serves an institutional client base. GMO manages investments across a range of asset categories, including domestic and international stocks, large- and small-cap stocks, and mature and emerging markets stocks. GMO also manages fixed income and asset allocation programs, as well as hedge funds and tax-efficient products.

The following text is added on page B-38 before the heading "III. Capital Value Fund":

2. AXA Rosenberg Investment Management LLC

AXA Rosenberg Investment Management LLC (AXA Rosenberg) is an independently operated, 75%-owned subsidiary of AXA Group; the remaining 25% is owned by the firm's founding partners.

A. Other Accounts Managed
William E. Ricks, Ph.D., manages a portion of the U.S. Value Fund. As of April 30, 2007, the Fund held assets of $1.5 billion. As of April 30, 2007, Dr. Ricks also managed 15 other registered investment companies with total assets of $5.5 billion (including eight with total assets of $1.8 billion for which the advisory fee was based on account performance); 13 other pooled investment vehicles with total assets of $2.8 billion (including one with assets of $17.5 million for which the advisory fee was based on account performance); and 138 other accounts with total assets of $23.6 billion (including 33 with total assets of $9.3 billion for which the advisory fee was based on account performance).

B. Material Conflicts of Interest

AXA Rosenberg recognizes that conflicts of interest are inherent in its business and accordingly has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of potential conflicts of interest in the areas of employee personal trading; managing multiple accounts for multiple clients, including funds; and allocating investment opportunities. Employees are subject to these policies, and oversight is designed to ensure that all clients are treated fairly.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund or account (including Vanguard U.S. Value Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts, and incentive to allocate opportunities to an account where there is a greater financial incentive, such as a performance fee account. AXA Rosenberg believes it has adopted policies and procedures that are reasonably designed to address these types of conflicts and to ensure that the company operates in a manner that is fair and equitable among its clients, including the Fund.

Dr. Ricks's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have investment objectives similar to the Fund's, or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. AXA Rosenberg believes that its quantitative investment process and pro rata allocation of investment opportunities diminish the possibility of any conflict of interest resulting in unfair or inequitable allocation of investment opportunities among accounts. AXA Rosenberg also believes that it has adopted policies and procedures designed to manage those conflicts in an appropriate way.

C. Description of Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary and bonus, both of which are discretionary, and not derived formulaically from performance of any individual accounts, including mutual funds like the U.S. Value Fund.

D. Ownership of Securities

As of April 30, 2007, Dr. Ricks owned no shares of the U.S. Value Fund.

On page B-40, the following text is added to the paragraph under the heading "Duration and Termination of Investment Advisory Agreements":

The Trust's current agreement with AXA Rosenberg is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.

(C)2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                            062007